UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 11, 2003

Auspex Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	0-21432 (Commission File Number)	93-0963760 (IRS Employer Identification No.)

2800 Scott Boulevard, Santa Clara, California (Address of principal executive offices)	95050 (Zip Code)

Registrant’s telephone number, including area code (408) 566-2000

Item 7. Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Certification of Gary J. Sbona, Chief Executive Officer, and Peter R. Simpson, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9. Regulation FD Disclosure

Registrant provided to the Securities and Exchange Commission as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended December 31, 2002 filed with the Securities and Exchange Commission on February 11, 2003 , the certifications attached hereto as Exhibit 99.1. The information in this report and the exhibit attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Auspex Systems, Inc.

Date: February 11, 2003	By:	/s/ Gary J. Sbona Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Gary J. Sbona, Chief Executive Officer, and Peter R. Simpson, Chief Financial Officer pursuant to 18 U.S.C. Section 1350